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                                                              EXHIBIT 10(f)(iii)

                             SECOND AMENDMENT TO THE
                             UST CORP. PENSION PLAN

WHEREAS, UST Corp. (the "Sponsoring Employer") maintains the UST Corp. Pension Plan (the "Plan") which was amended and restated effective July 1, 1996 for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan at any time in accordance with Section 17.1 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan to

     (a) merge the SBERA Pension Plan Adopted by the Bank of Braintree into the Plan effective July 31, 1997,

     (b) recognize the participation of the former BankBoston and Walden employees in the Plan, and

     (c) with respect to the employees of UST Bank/Connecticut, provide benefit accruals for the month of December, 1996 and fully vest such employees as of November 30, 1996.

NOW THEREFORE, the Plan is hereby amended effective January 1, 1997 unless otherwise stated as follows:

     1. The Plan is hereby amended effective July 31, 1997 to merge the SBERA Pension Plan Adopted by the Bank of Braintree into the Plan subject to the terms and conditions of this Plan as amended below.

     2. Section 1.1 is hereby amended by adding the following to the end thereof:

        "(iii) for purposes of determining a lump sum value of a benefit accrued under the SBERA Pension Plan Adopted by the Bank of Braintree, Actuarial Equivalent shall be computed using either
               (a) the 1971 Individual Annuity Mortality Table for males set back three years, discounted to the date of distribution by 7 percent interest, or (b) the assumptions described in (ii) above, whichever results in a larger lump sum; and

          (iv) for purposes of determining an optional form of payment, other than a lump sum payment, of a benefit accrued under the SBERA Pension Plan Adopted by the Bank of Braintree, Actuarial Equivalent shall be computed using the 1971 Individual Annuity Mortality Table for males set back three years, discounted to the date of distribution by 7 percent interest."

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3. Section 1.17 is hereby amended in its entirety to read as follows:

     "1.17 "EMPLOYER" means any of the following corporations:

         (a) UST Corp.;
         (b) United States Trust Company;
         (c) USTrust/Norfolk;
         (d) USTrust;
         (e) UST Data Services Corp.;
         (f) UST Capital Corp.;
         (g) UST Leasing Corporation;
         (h) UST Merchant Bancorp, Inc.;
         (i) Property Research Group, Inc.; and
         (j) each parent, subsidiary, affiliate, successor or other corporation which has, by invitation by the Board and by action of its own board, elected to join the Plan.

     The "EMPLOYER" as herein defined shall mean UST Corp., individually or in combination with any or all such affiliates as the context may require."

4. Section 2.3 is hereby amended in its entirety to read as follows:

     "2.3 "VESTING SERVICE" means the Participant's Years of Service, excluding years prior to the Plan Year in which the Employee attained the age of 18.

          For purposes of determining Vesting Service, Service shall include employment with the following entities provided the Employee was employed by an Employer on the date the entity or a portion of the entity in the case of an asset sale became an Affiliated Employer:

         (a) Bank of Boston;
         (b) BayBank;
         (c) Charlesbank Trust Company;
         (d) Citibank and Trust Company;
         (e) Gloucester National Bank of Gloucester;
         (f) Homeowners Savings Bank;
         (g) Natick Trust Company;
         (h) Neponset Valley Bank;
         (i) Valley Bank and Trust; and
         (j) Walden Bancorp."

5. Section 2.4 is hereby amended in its entirety to read as follows:

          "BENEFIT SERVICE" means the Participant's Years of Service completed while an Eligible Employee. Benefit Service shall also include the service recognized in the determination of

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benefits under the Metrobank and Trust Co./Norfolk Retirement Plan by Employees
who were participants in such plan on January 1, 1976.

For an employee of UST Bank/Connecticut who was an active Participant on November 30, 1996 and continued employment with HUBCO Inc. through December 31, 1996, a year of Benefit Service shall be credited for 1996, provided the Participant earned 800 or more hours of service during 1986.

For purposes of determining Benefit Service, service as an Eligible Employee shall exclude employment with an entity noted below which occurred prior to the calendar year shown below for such entity. With respect to Walden Bancorp, Benefit Service shall include the period of employment with an Employer between January 1, 1997 and July 31, 1997 provided the Employee was employed by an Employer on July 31, 1997.

    ENTITY                                       FIRST CALENDAR YEAR
                                                 FOR BENEFIT SERVICE

Bank of Boston                                          1997
BayBank                                                 1997
Charlesbank Trust Company                               1983
Citibank and Trust Company                              1981
Gloucester National Bank of Gloucester                  1986
Homeowners Savings Bank                                 1991
Natick Trust Company                                    1985
Neponset Valley Bank                                    1981
Valley Bank and Trust                                   1987
Walden Bancorp                                          1997


6. Section 3.1 is hereby amended by adding the following paragraph to the end there of:

   "(c) ELIGIBILITY FOR FORMER EMPLOYEES OF WALDEN BANCORP

     An Eligible Employee who was an active participant in either the SBERA Pension PLAN ADOPTED by the BANK OF BRAINTREE OR THE COOPERATIVE BANKS EMPLOYEES Retirement Association Defined Benefit Plan - Plan C on July 31, 1997 SHALL become a Participant in this Plan on August 1, 1997.

     An Eligible Employee who was an active participant in either the SBERA Pension Plan Adopted by the Bank of Braintree or the Cooperative Banks Employees Retirement Association Defined Benefit Plan - Plan C on October 1, 1996 and who (i) terminated employment with Walden Bancorp the period commencing October 1, 1996 and ending January 3, 1997 and (ii) was employed immediately thereafter with an Employer shall become a Participant in this Plan on his or her Employment Commencement Date."

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7. Section 4.2 is hereby amended by:

     (a) replacing each reference to "completes less than 1,000 Hours of Service" with "fails to earn one Year of Benefit Service"

     (b) adding the following to the end of the definition of "Average Final
         Pay":

        "With respect to each Participant who was employed by UST
         Bank/Connecticut on November 30, 1996 and continued employment with HUBCO Inc. through December 31, 1996, employment during the month of December, 1996 shall be reflected in the determination of his or her Average Final Pay if doing so results in a higher average."

     (c) adding the following to the end of the definition of "Final Three Year Average Pay":

        "With respect to each Participant who was employed by UST
         Bank/Connecticut on November 30, 1996 and continued employment with HUBCO Inc. through December 31, 1996, employment during the month of December, 1996 shall be reflected in the determination of his or her Final Three Year Average Pay if doing so results in a higher average."

8. Section 4.3 is hereby amended by adding the following to the end of the last sentence thereof:

           ", and

     (e) with respect to an employee of Walden Bancorp who was a participant included in the Cooperative Banks Employees Retirement Association Defined Benefit Plan - Plan C on July 31, 1997, reduced by the Participant's benefit which accrued under such plan between December 31, 1996 and July 31, 1997, and

     (f) with respect to an employee of Walden Bancorp who was a participant included in the SBERA Pension Plan Adopted by the Bank of Braintree on July 31, 1997, the benefit shall be increased by the Participant's accrued benefit under such plan on December 31, 1996. The adjusted benefit shall be subject to a minimum amount equal to the benefit accrued under such plan on July 31, 1997."

9. Section 4.5 is hereby amended by adding the following to the end thereof:

     "In the event that any former Participant is reemployed by an Employer after payments have commenced, his Accrued Benefit shall be determined as provided for above in this Section 4.5, and (a) in the situation where a lump sum payment has been paid, reduced by the Accrued Benefit provided by the lump sum payment, and (b) in the situation where

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     periodic payments have commenced, reduced by the Actuarial Equivalent of the sum of the benefit payments already paid."

10.  Section 6.2 is hereby amended by adding the following to the end thereof:

     "The above factors shall also apply to the benefits payable from this Plan that were accrued under the SBERA Pension Plan Adopted by the Bank of Braintree."

11.  Section 8.1 is hereby amended by adding the following to the end thereof:

     "An active Participant who is employed by UST Bank/Connecticut on November 30, 1996 shall become fully vested on such date.

     An active Participant in the SBERA Pension Plan Adopted by the Bank of Braintree who is employed by an Employer on the date of the plan merger, July 31, 1997, shall become fully vested in the benefit he or she has accrued as of such date."

12.  Section 10.3 is hereby amended by adding the following to the end thereof:

     "Notwithstanding the foregoing, a Participant may elect any one of the following additional optional forms of payment solely with respect to benefits accrued under the SBERA Pension Plan Adopted by the Bank of Braintree on July 31, 1997:

          (d) A lump sum payment which is Actuarially Equivalent to such benefit.

          (e) A 66 2/3% 'joint and survivor annuity' which is Actuarially Equivalent to such benefit, where a 'joint and survivor annuity' provides for the benefit to be paid as long as both the participant and the beneficiary are alive and the benefit payable to the survivor is reduced to 66 2/3% upon the first death.

          (f) A 100% 'joint and survivor annuity' with 120 monthly payments guaranteed which is Actuarially Equivalent to such benefit.

          (g) A 66 2/3% 'joint and survivor annuity' with 120 monthly payments guaranteed which is Actuarially Equivalent to such benefit."

13. Section 10.5 is hereby amended effective January 1, 1998 by replacing each reference to "$3,500" with the following phrase:

"$5,000 ($3,500 prior to January 1, 1998)".

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14.  Section 10.6 is hereby amended effective January 1, 1998 by replacing the first reference to "$3,500" with the following phrase:

     "$5,000 ($3,500 prior to January 1, 1998)".

15.  A new Section 10.13 shall be added to read as follows:

     "10.13 COST-OF-LIVING ADJUSTMENTS FOR FORMER SBERA PENSIONERS

               The retired Participants under the SBERA Pension Plan Adopted by the Bank of Braintree prior to April 30, 1982 shall be entitled to cost-of-living adjustments effective each January 1. The amount of each annual adjustment shall be 65% of the increase in the Urban Consumer Price Index during the twelve-month period ending on the preceding October 31 but in no event greater than 5% per annum.

16.  Section 17.1 is hereby amended by replacing the first sentence of paragraph
     (a) with the following:

     "The Sponsoring Employer, upon unanimous approval of the Benefits Committee and by written action of a duly authorized officer of the Sponsoring Employer, and delivered to the Trustee, shall have the right at any time to terminate this Plan and shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Plan."

IN WITNESS WHEREOF, the Sponsoring Employer has caused this Amendment to be executed by its duly elected officer this 3lst day of December, 1997.

                                   UST CORP.

                                   By: /s/ Eric R. Fischer
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Attest: /s/ Linda J. Lerner
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